SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                         May 14, 2001 (May 11, 2001)



                           Sport Supply Group, Inc.
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           (Exact name of registrant as specified in its charter)



          Delaware                1-10704                  75-2241783
       ---------------       ----------------          -------------------
       (State or other       (Commission File            (IRS Employer
       jurisdiction of            Number)              Identification No.)
       incorporation)


              1901 Diplomat Drive, Farmers Branch, Texas  75234
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             (Address of principal executive offices) (Zip Code)


             Registrant's telephone number, including area code:
                                (972) 484-9484


                                 Not Applicable
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        (Former name or former address, if changed since last report)


 Item 7.   Financial Statements and Exhibits.

      (c)  Exhibits

           99.1 Text of Press Release of Sport Supply Group, Inc. dated May 14, 2001.


 Item 8.  Change in Fiscal Year.


      On May 11, 2001, the Registrant changed its fiscal year-end from September 30 (the fiscal year end used in its most recent filing with the Securities and Exchange Commission) to a new fiscal year-end of March 31. The Registrant now operates on a 52/53 week reporting fiscal year ending on the Friday closest to March 31. An Annual Report on Form 10-K for the fiscal year ended March 30, 2001 will be the form on which the report covering the transition period will be filed by the Registrant.




                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Sport Supply Group, Inc.




 Date:  May 14, 2001              By:  /s/ John P. Walker
                                       ------------------
                                       John P. Walker
                                       President